                                                                    EXHIBIT 10.1



                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                      AND
                              CONSENT AND WAIVER


     This FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER (this "Amendment") is entered into as of April 8, 1999 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent") and the Domestic Subsidiaries of the Borrower and the Parent as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                   RECITALS
                                   --------

     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent entered into that certain Credit Agreement, dated as of December 23, 1998 (as it may be amended or modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has informed the Lenders that it anticipates being unable to meet certain financial covenants in the future;

     WHEREAS, the Borrower has requested that the Lenders amend and/or waive certain terms and provisions of the Credit Agreement, including, without limitation, the financial covenants;

     WHEREAS, the Borrower has requested that the Lenders consent to certain actions it has taken or may take in the future; and

     WHEREAS, the Lenders have agreed to do so, on the terms and subject to the conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------

1.   Waivers.
     -------

     Subject to the conditions set forth herein, the Lenders hereby agree as follows:

          (a) The Lenders waive compliance, for the fiscal quarter ending March 31, 1999, with the financial covenants set forth in Section 7.2(a), (b) and
     (c) of the Credit Agreement.

          (b) The Lenders waive any Event of Default that exists as a result of the Credit Parties acquisition of the assets of (i) Vend Lease Company, Inc. for an aggregate purchase price of $2,698,087 pursuant to an asset purchase agreement dated as of January 20, 1999 and (ii) Reliable Payphones, Inc. for an aggregate purchase price of $2,502,716 pursuant to an asset purchase agreement dated as of March 3, 1999; provided, however, it is understood and agreed that the cash portion of the aggregate purchase price for each such asset acquisition shall decrease the applicable cash consideration limit contained in clause (h) of the definition of Permitted Acquisitions set forth in Section 1.1 of the Credit Agreement.

          (c) The Lenders waive the requirement set forth in Section 7.1(a) of the Credit Agreement with respect to delivery of the annual financial statements of the Credit Parties and their Subsidiaries for the fiscal year ending December 31, 1998 within 90 days of the end of such fiscal year; provided that such annual financial statements shall be delivered no later than April 15, 1999. Failure to deliver such annual financial statements on or before April 15, 1999 shall constitute an Event of Default.

     Each of the above waivers are one-time waivers and shall not (i) be construed to be a waiver of any other term or provision of the Credit Documents or any other Default or Event of Default that may exist or (ii) be deemed to be an agreement to waive future compliance with the terms of the Credit Documents or waive any Default or Event of Default that may occur in the future.

2.   Amendments.
     ----------

          (a) Applicable Percentage. The definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is amended by adding a new paragraph at the end of such definition to read as follows:

          Notwithstanding anything in this definition to the contrary, for the period between April 1, 1999 and June 30, 2000, the Applicable Percentages for Eurodollar Loans (Revolving Loans and Term Loans) at each Pricing Level set forth above, shall be .25% higher than the Applicable Percentages shown in the pricing grid set forth above.

          (b) Dial-Around Receivables. The Credit Agreement is amended by adding the following definition to Section 1.1 of the Credit Agreement to read as follows:

          "Dial-Around Receivables" means those certain accounts receivable (in the approximate aggregate amount of $7,000,000) owing to the Credit Parties from long distance carriers in connection with the dial-around calls made from November 1996 through October 1997.

          (c) Permitted Acquisitions. Clause (h) of the definition of Permitted Acquisitions in the Credit Agreement is amended and restated in its entirety to read as follows:

          (h) the cash consideration for (i) all such Acquisitions during the period from January 1, 1999 to June 30, 2000, shall not exceed $6,000,000 in the aggregate and (ii) all such Acquisitions during any twelve month period beginning on or after July 1, 2000, shall not exceed $15,000,000 individually and $30,000,000 in the aggregate.

          (d) Mandatory Prepayments. Section 3.3(b)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:

          (iii) Asset Sales. Immediately upon receipt by a Credit Party or any of its Subsidiaries of proceeds from (A) any Asset Disposition or (B) the collection of any of the Dial-Around Receivables, the Borrower shall forward an amount equal to 100% of the Net Cash Proceeds of such Asset Disposition or such collection of Dial-Around Receivables to the Lenders as a prepayment of the Loans (to be applied as set forth in Section 3.3(c) below).

          (e)  Conditions to Borrowing.  A new clause (e) is added to Section
     5.2 to the Credit Agreement to read as follows:

          (e) Required Lenders Consent. During the period from April 1, 1999 to June 30, 2000, if after giving effect to the making of a Loan (and the application of the proceeds thereof) or to the issuance of a Letter of Credit, as the case may be, the sum of the Revolving Loans outstanding plus LOC Obligations outstanding exceeds $50,000,000, the Lenders shall not be obligated to make the Loan nor shall the Issuing Lender be required to issue a Letter of Credit unless the Required Lenders consent to the making of such Loan or the issuance of such Letter of Credit.

          (f) Information Covenants. A new clause (l) is added to Section 7.1 of the Credit Agreement to read as follows:

          (l)  Within 30 days after the end of each month (beginning with March
     1999), the Borrower shall provide to the Lenders a report showing the total coin volume and the individual coin volume by phone for the prior month, together with a comparison of such total coin volume and individual coin volume for the same month during the prior fiscal year, in each case in a form reasonably acceptable to the Administrative Agent.

          (g) Financial Covenants. Section 7.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

     7.2  Financial Covenants.
          -------------------

          (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be less than or equal to the ratio shown below for the period corresponding thereto:

Period                                       Ratio
------                                       -----
April 1, 1999  through June 30, 1999         7.75 to 1.0
July 1, 1999 through September 30, 1999      6.75 to 1.0
October 1, 1999 through December 31, 1999    5.75 to 1.0
January 1, 2000 through March 31, 2000       4.75 to 1.0
April 1, 2000 through June 30, 2000          4.25 to 1.0
July 1, 2000 and thereafter                  3.50 to 1.0

          (b) Interest Coverage Ratio. The Interest Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, shall be greater than or equal to the ratio shown below for the period corresponding thereto:

Period                                       Ratio
------                                       -----
April 1, 1999 through June 30, 1999          1.20 to 1.0
July 1, 1999 through September 30, 1999      1.30 to 1.0
October 1, 1999 through December 31, 1999    1.60 to 1.0
January 1, 2000 through March 31, 2000       2.00 to 1.0
April 1, 2000 through June 30, 2000          2.25 to 1.0
July 1, 2000 through September 30, 2000      3.25 to 1.0
October 1, 2000 through December 31, 2000    3.50 to 1.0
January 1, 2001 through December 31, 2001    3.75 to 1.0
January 1, 2002 and thereafter               4.00 to 1.0

          (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, shall be greater than or equal to the ratio shown below for the period corresponding thereto:

Period                                       Ratio
------                                       -----
April 1, 1999 to June 30, 1999                .50 to 1.0
July 1, 1999 to September 30, 1999            .65 to 1.0
October 1, 1999 to December 31, 1999          .80 to 1.0
January 1, 2000 to March 31, 2000            1.05 to 1.0
April 1, 2000 and thereafter                 1.10 to 1.0

          (h) Capital Expenditures. Section 8.14 of the Credit Agreement is amended and restated in its entirety to read as follows:

          Section 8.14   Capital Expenditures.

          The Credit Parties will not permit Capital Expenditures (a) for the fiscal year ending December 31, 1999 to exceed, in the aggregate, $11,000,000, (b) for the fiscal year ending December 31, 2000 to exceed, in the aggregate, $13,000,000 and (c) for any fiscal year thereafter to exceed, in the aggregate, $20,000,000 plus, in any year, up to $5,000,000 of any amounts permitted to be but not used for Capital Expenditures during the most recent fiscal year.

3. Consent. Notwithstanding anything in the Credit Documents to the contrary, including Section 8.8 of the Credit Agreement, the Lenders hereby consent to a one time payment, not to exceed $110,000, to holders of preferred share purchase rights of the Parent in connection with the redemption of a rights plan.

4. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

          (a) copies of this Amendment duly executed by the Credit Parties and the Required Lenders;

          (b) certified copies of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof; and

          (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

5. Amendment Fee. The Borrower agrees to pay, on or before April 12, 1999, to the Administrative Agent for the account of each Lender that executes this Amendment on or before April 12, 1999, a fee equal to the product of each such Lender's Commitment multiplied by .35%; provided, however, the Borrower shall have no obligation to pay any such fee until this Amendment has been approved by the Required Lenders.

6. Good Standing Certificates. Within 30 days after the date hereof, the Borrower shall deliver to the Adminstrative Agent copies of certificates of good standing, existence or their equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of such Credit Party's formation.

7. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents.

8. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

9.   No Default.  The Credit Parties represent and warrant to the Lenders that
(a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the date hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) that they have no claims, counterclaims, offsets, credits (other than any credit for overpayment of interest or fees under the Credit Documents of which the Credit Parties have no knowledge as of the date hereof (each an "Overpayment Credit")) or defenses to their obligations under the Credit Documents or to the extent they have any they (other than any Overpayment Credit) are hereby released in consideration of the Lenders entering into this Amendment.

10. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:
--------
                         DAVEL FINANCING COMPANY, L.L.C.,
                         a Delaware limited liability company

                         By:  DAVEL COMMUNICATIONS, INC.,
                              its sole managing member

                              By:   /s/ Michael E. Hayes
                                    ----------------------------------
                              Name:  Michael E. Hayes
                              Title: Senior Vice President and
                                     Chief Financial Officer

PARENT GUARANTOR:        DAVEL COMMUNICATIONS, INC.,
----------------
                         a Delaware corporation

                         By:  /s/ Michael E. Hayes
                              ------------------------------------------
                         Name:  Michael E. Hayes
                         Title: Senior Vice President and
                                Chief Financial Officer


SUBSIDIARY GUARANTORS:   DAVEL COMMUNICATIONS GROUP, INC.,
---------------------
                         an Illinois corporation

                         PEOPLES TELEPHONE COMPANY, INC.,
                         a New York corporation

                         PEOPLES TELEPHONE COMPANY, INC.,
                         a New Hampshire corporation

                         PEOPLES COLLECTORS, INC.,
                         a Delaware corporation

                         PTC CELLULAR, INC.,
                         a Delaware corporation

                         PTC SECURITY SYSTEMS, INC.,
                         a Florida corporation

                         TELINK TELEPHONE SYSTEMS, INC.,
                         a Georgia corporation

                         SILVERADO COMMUNICATIONS CORP.,
                         a Colorado corporation

                         PEOPLES ACQUISITION CORP.,
                         a Pennsylvania corporation

                         TELALEASING ENTERPRISES, INC.,
                         an Illinois corporation

                         ADTEC COMMUNICATIONS, INC.,
                         a Florida corporation

                         INTERSTATE COMMUNICATIONS, INC.,
                         a Georgia corporation

                         T.R.C.A., INC.,
                         an Illinois corporation

                         DAVELTEL, INC.,
                         an Illinois corporation

                         DAVEL MEXICO, LTD.,
                         an Illinois corporation

                         COMMUNICATIONS CENTRAL INC.,
                         a Georgia corporation

                         CENTRAL PAYPHONE SERVICES, INC.,
                         a Georgia corporation

                         COMMUNICATIONS CENTRAL
                         OF GEORGIA, INC.,
                         a Georgia corporation

                         INVISION TELECOM, INC.,
                         a Georgia corporation

                         By:  /s/ Michael E. Hayes
                              ------------------------------
                         Name:  Michael E. Hayes
                         Title: Treasurer of each of the
                                above-referenced Subsidiary Guarantors

LENDERS:
-------

                         NATIONSBANK, N.A.,
                         individually in its capacity as a Lender, in its capacity as the Administrative Agent and Collateral Agent, and in its capacity as the Issuing Lender

                         By:  /s/ Valerie C. Mills
                              ---------------------------------
                         Name:  Valerie C. Mills
                                -------------------------------
                         Title: Managing Director
                                -------------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER


                                         BANKBOSTON, N.A.


                                         By:  /s/ Jonathan D. Sharkey
                                              ----------------------------
                                         Name: Jonathan D. Sharkey
                                               ---------------------------
                                         Title: Vice President
                                                --------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER




                                         THE CHASE MANHATTAN BANK


                                         By:  /s/ Jonathan E. Twichell
                                              ------------------------------
                                         Name:  Jonathan E. Twichell
                                                ----------------------------
                                         Title: Vice President
                                                ----------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER




                                         PARIBAS



                                         By:  /s/ Steven M. Heinen
                                              ---------------------------
                                         Name:  Steven M. Heinen
                                                -------------------------
                                         Title:  Managing Director
                                                 ------------------------




                                         By:  /s/ Francois Delangle
                                              ---------------------------
                                         Name:  Francois Delangle
                                                -------------------------
                                         Title: Vice President
                                                -------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER





                                         U.S. BANK NATIONAL ASSOCIATION



                                         By:  /s/ Kurt D. Egertson
                                              -----------------------------
                                         Name:  Kurt D. Egertson
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER




                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO



                                         By:  /s/ Richard R. Howard
                                              ------------------------------
                                         Name:  Richard R. Howard
                                                ----------------------------
                                         Title: Vice President
                                                ----------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER




                                         FLEET BANK, N.A.


                                         By:  /s/ Eric S. Meyer
                                              -----------------------------
                                         Name:  Eric S. Meyer
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER





                                         PNC BANK, NATIONAL ASSOCIATION


                                         By:  /s/ John T. Wilden
                                              ----------------------------
                                         Name:  John T. Wilden
                                                --------------------------
                                         Title: Vice President
                                                --------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER






                                   LASALLE NATIONAL BANK



                                   By:  /s/ Richard G. Maier
                                        ----------------------------------------
                                   Name:  Richard G. Maier
                                          --------------------------------------
                                   Title: First Vice President-Leveraged Finance
                                          --------------------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER





                                         THE BANK OF NEW YORK


                                         By:  /s/ Richard A. Raffetto
                                              -----------------------------
                                         Name:  Richard A. Raffetto
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                   CREDIT AGREEMENT AND CONSENT AND WAIVER




                         CREDIT AGRICOLE INDOSUEZ


                         By:  /s/ Raymond A. Falkenberg
                              -------------------------------------------
                              Name:  Raymond A. Falkenberg
                              Title: Vice President, Manager



                         By:  /s/ Ernest V. Hodge
                              -------------------------------------------
                              Name:  Ernest V. Hodge
                              Title: Vice President
                                     Senior Relationship Manager

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                                 HELLER FINANCIAL, INC.


                                 By:  /s/ Craig Gallehugh
                                    ----------------------------------------
                                 Name:    Craig Gallehugh
                                      --------------------------------------
                                 Title:   Vice President
                                       -------------------------------------

   SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C.
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                                 ALLSTATE LIFE INSURANCE COMPANY


                                 By:  /s/ Ronald A. Mendel
                                     ------------------------------------
                                 Name:    Ronald A. Mendel
                                      -----------------------------------
                                 Title:   Authorized Signatory
                                       ----------------------------------



                                 By:  /s/ Patricia W. Wilson
                                    -------------------------------------
                                 Name:    Patricia W. Wilson
                                      -----------------------------------
                                 Title:   Authorized Signatory
                                       ----------------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER


                         MORGAN STANLEY DEAN WITTER
                         PRIME INCOME TRUST


                         By:  /s/ Sheila Finnerty
                              ---------------------
                         Name: Sheila Finnerty
                               --------------------
                         Title: Vice President
                                -------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                         KZH CYPRESSTREE-1 LLC


                         By:  /s/ Virginia Conway
                              ----------------------
                         Name: Virginia Conway
                               ---------------------
                         Title: Authorized Agent
                                --------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                           CYPRESSTREE INVESTMENT FUND, LLC

                           By: CypressTree Investment Management Company, Inc. its Managing Member


                                By: /s/ Catherine C. McDermott
                                    -----------------------------
                                Name: Catherine C. McDermott
                                      ---------------------------
                                Title: Principal
                                       --------------------------



                           CYPRESSTREE INSTITUTIONAL FUND, LLC

                           By: CypressTree Investment Management Company, Inc. its Managing Member


                                By:   /s/ Catherine C. McDermott
                                      -------------------------------
                                Name: Catherine C. McDermott
                                      -------------------------------
                                Title: Principal
                                       ------------------------------


                           NORTH AMERICAN SENIOR FLOATING RATE FUND

                           By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                                By: /s/ Catherine C. McDermott
                                    -------------------------------
                                Name: Catherine C. McDermott
                                      -----------------------------
                                Title: Principal
                                       ----------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                         EATON VANCE SENIOR INCOME TRUST
                         BY:  EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR


                         By:  /s/ Scott H. Page
                              ----------------------------
                         Name: Scott H. Page
                               ---------------------------
                         Title: Vice President
                                --------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                             SENIOR DEBT PORTFOLIO
                             By: Boston Management and Research
                                 as Investment Advisor


                             By: /s/ Scott H. Page
                                 --------------------------
                             Name: Scott H. Page
                                   ------------------------
                             Title: Vice President
                                    -----------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                             OXFORD STRATEGIC INCOME FUND
                             BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR


                             By: /s/ Scott H. Page
                                 --------------------------
                             Name: Scott H. Page
                                   ------------------------
                             Title: Vice President
                                    -----------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                         VAN KAMPEN SENIOR FLOATING RATE FUND


                         By:  /s/ Jeffrey W. Maillet
                              ------------------------------------
                         Name: Jeffrey W. Maillet
                               -----------------------------------
                         Title: Senior Vice President & Director
                                ----------------------------------

      SIGNATURE PAGE TO FIRST AMENDMENT TO DAVEL FINANCING COMPANY, L.L.C
                    CREDIT AGREEMENT AND CONSENT AND WAIVER



                               DRESDNER BANK AG NEW YORK AND
                               GRAND CAYMAN BRANCHES


                               By:
                                   -------------------------------
                               Name:
                                     -----------------------------
                               Title:
                                      ----------------------------



                               By:
                                   -------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                      ----------------------------